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                                                                  EXHIBIT 99.(n)



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated January 13, 2000, with respect to the financial statement of the Colonial Investment Grade Bond Fund included in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-2, Registration No. 333-91385).




                                             /s/ ERNST & YOUNG




Boston, Massachusetts
January 13, 2000